UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2024

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

Optimize AI Smart Sentiment Event-Driven ETF

Ticker Symbol:  OAIE

Semi-Annual Report
September 30, 2023

https://smartsentimentetfs.com/oaie

(This Page Intentionally Left Blank.)

Optimize AI Smart Sentiment Event-Driven ETF

Dear Shareholders:

Optimize Advisors, LLC, a U.S. registered investment adviser, is the advisor to the Optimize AI Smart Sentiment (ticker OAIE) exchange traded fund.

Please see the included chart, which demonstrates OAIE performance for the period from April 1st, 2023 to September 30th. The Fund’s objective is to achieve capital appreciation over a full market cycle relative to its peers and the market (i.e., the S&P 500 index). On an absolute basis, OAIE returned +6.60% for the period, which outperformed the S&P 500 Index Total Return (including dividends) by +1.42%. The Fund invests in stocks with identified events within the anticipated holding period, thus the Fund constituents may experience elevated volatility. Because the Fund adviser seeks to maintain a risk profile for the Fund that similar to broad-based equity indices, the cash allocation can offset event variance.

The peak to trough drawdown for the Fund was -7.32%--slightly greater than the peak to trough drawdown of -6.02% for S&P 500 Total Return Index. The Sector with the largest contribution to the Fund’s performance for the period was Information Technology, which contributed +6.21%. The Consumer Staples Sector had the weakest performance, detracting -3.12% from the Fund’s performance for the period. Only one company deserves special mention here, Marvell Technology Inc. We added a 4.89% position of MRVL to the portfolio on May 12th ahead of the May 25th earnings event. That position contributed 2.26% to the Fund’s performance for the period as the shares experienced the sharpest post-earnings rally in over a decade—sharply following better than expected earnings and guidance.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (1-800-617-0004). Short term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Optimize AI Smart Sentiment Event-Driven ETF

NAV The dollar value of a single share based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding. Calculated at the end of each business day.

A “peak to trough” decline measures the change between a cyclical high point in a time series (the “peak”) and a cyclical low point in a time series (the “trough”). The cyclical high point or “peak” in this time series occurred on August 31, 2023, and the cyclical low point (“trough”) was September 26, 2023.

This period, much like the proceeding period, was marked by sharply rising interest rates. 2-year treasury rates rose ~1% over the period, 10-year treasury rates rose ~1.1%, narrowing the yield curve inversion slightly. Information Technology and Financials were the largest contributors to the Fund’s performance in terms of attribution, while the Consumer Staples Sector was the largest detractor.

OAIE is an actively managed ETF that does not track an index. At the beginning of the period the top portfolio concentration was the financial sector, while this sector did represent a meaningful percentage as of September 30, 2023, OAIE’s top sector allocation, by that time, was Consumer Staples followed closely by Information Technology and then Financials. These sector concentration shifts are expected as the timing of earnings releases are such that many companies within sectors tend to report their quarterly results within the same time frame as their peers. To manage risk, we may maintain relatively high cash-positions to reduce the risk associated with elevated event-variance for both single-constituents as well as sector concentrations within the portfolio. As of September 30th, 2023, our cash allocation was 3.33%, which is slightly lower than average. We continue to monitor the portfolio holdings and exposure and will actively adapt both sector and single-name allocations and concentration if we believe the higher volatility the market is currently experiencing will persist.

Market and economic outlook:

We believe sharply rising interest rates will pressure interest rate sensitive areas of the economy including real estate, the auto industry, and there’s some evidence that this has started already. Existing home sales have fallen sharply, used car prices have fallen sharply, new car inventories have risen, although a UAW strike which started September

Optimize AI Smart Sentiment Event-Driven ETF

15th and has expanded since, could pull forward demand if consumers anticipate prolonged shutdowns. Crude oil and related products have risen sharply, with WTI rising more than 20% over the period to over $88/bbl. Despite the pressure of sharply higher mortgage rates, housing remains extremely elevated and unsustainable in our view when combined with the current rate environment. Home affordability is at the worst level in the Post World War II era, and there is some evidence that these dynamics are causing the housing market to weaken.

The combination of a) sharply deteriorating standards of living due to inflation and higher rates/borrowing costs; b) a slowing domestic economy; c) more competitive rates of return from short-term fixed income investments make a near-term test of the S&P 500 highs from early 2022 unlikely in our view. We would add that while an inverted yield curve is often cited as an indicator of an upcoming recession, to the extent that it does the recession timing coincides more closely with the yield curve flattening/normalizing, which it has begun to. If the prospects of a recession were elevated by the inverted yield curve, we should anticipate its arrival within 2-3 quarters as it flattens.

The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Investing involves risk including possible loss of principal. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems and there is no guarantee of success. Event-driven investing requires the Adviser to make predictions about the likelihood that an event or transaction will occur and the impact such event or transaction will have on the value of a security. If the event or transaction fails to occur or it does not have the anticipated effect, losses can result. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution of higher capital gains to shareholders, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance. Current and future portfolio holdings are subject to change and risk.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than a diversified mutual fund. Gains or losses on a single stock may have a greater impact on the Fund. Shares are bought and sold at market price not net asset value (NAV) and are not individually redeemed from the Fund.

Optimize AI Smart Sentiment Event-Driven ETF

Expense Example (Unaudited)
September 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(4/1/2023 to
Institutional Class	(9/30/2023)	(4/1/2023)	(9/30/2023)	9/30/2023)
Actual(2)	1.00%	$1,000.00	$1,066.00	$5.17
Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual NAV return for the six-month period ended September 30, 2023 of 6.60%.

Optimize AI Smart Sentiment Event-Driven ETF

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
September 30, 2023

Top 10 Equity Holdings(1) (% of Net Assets) (Unaudited)
September 30, 2023

Walgreens Boots Alliance, Inc.	7.83%
Nike, Inc.	7.52%
Accenture plc	7.41%
UnitedHealth Group, Inc.	7.37%
Pepsico, Inc.	7.19%
Micron Technology, Inc.	7.19%
Johnson & Johnson	4.94%
Morgan Stanley	4.90%
Delta Air Lines, Inc.	4.90%
Citigroup, Inc.	4.89%

(1)
Please refer to the Schedule of Investments for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments (Unaudited)
September 30, 2023

	Shares	Value
COMMON STOCKS – 83.54%
Banks – 19.52%
Citigroup, Inc.	676	$27,804
JPMorgan Chase & Co.	191	27,699
PNC Financial Services Group, Inc.	225	27,623
Wells Fargo & Co.	680	27,785
		110,911
Beverages – 11.96%
Constellation Brands, Inc.	108	27,144
PepsiCo, Inc.	241	40,835
		67,979
Capital Markets – 4.90%
Morgan Stanley	341	27,849
Consumer Staples Distribution & Retail – 7.83%
Walgreens Boots Alliance, Inc.	2,000	44,480
Health Care Providers & Services – 7.37%
UnitedHealth Group, Inc.	83	41,848
IT Services – 7.41%
Accenture PLC, Class A (a)	137	42,074
Passenger Airlines – 4.90%
Delta Air Lines, Inc.	752	27,824
Pharmaceuticals – 4.94%
Johnson & Johnson	180	28,035
Semiconductors & Semiconductor Equipment – 7.19%
Micron Technology, Inc.	600	40,818
Textiles, Apparel & Luxury Goods – 7.52%
NIKE, Inc., Class B	447	42,742
Total Common Stocks
(Cost $479,605)		474,560

EXCHANGE TRADED FUNDS – 14.33%
Materials Select Sector SPDR ETF	322	25,293
SPDR S&P 500 ETF	66	28,214
Technology Select Sector SPDR ETF	170	27,868
Total Exchange Traded Funds
(Cost $81,899)		81,375

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments (Unaudited) – Continued
September 30, 2023
	Shares	Value
SHORT-TERM INVESTMENT – 1.83%
Money Market Fund – 1.83%
First American Government Obligations Fund, Class X, 5.26% (b)	10,406	$10,406
Total Short-Term Investment
(Cost $10,406)		10,406
Total Investments
(Cost $571,910) – 99.70%		566,341
Other Assets and Liabilities, Net – 0.30%		1,699
Total Net Assets – 100.00%		$568,040

PLC – Public Liability Company
(a)	Foreign issued security.
(b)	The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Assets and Liabilities (Unaudited)
September 30, 2023

ASSETS:
Investments, at value (Cost $571,910)	$566,341
Dividends and interest receivable	276,116
Receivable for investments	89
Receivable from Adviser	8,137
Total assets	850,683

LIABILITIES:
Payable for investments	279,714
Due to custodian	2,929
Total liabilities	282,643

NET ASSETS	$568,040

NET ASSETS CONSIST OF:
Paid-in capital	$502,600
Total distributable earnings	65,440
Total net assets	$568,040

Net assets	$568,040
Shares issued and outstanding(1)	20,000
Net asset value	$28.40

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Operations (Unaudited)
For the Period Ended September 30, 2023

INVESTMENT INCOME:
Dividend Income	$5,818
Interest income	356
Total investment income	6,174

EXPENSES:
Investment advisory fees (See Note 3)	2,763
Total expenses	2,763
NET INVESTMENT INCOME	3,411

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	48,544
Net change in unrealized depreciation	(16,774)
Net realized and unrealized gain on investments	31,770
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,181

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Changes in Net Assets

	For the Six
	Months Ended	For the
	September 30, 2023	Period Ended
	(Unaudited)	March 31, 2023(1)
OPERATIONS:
Net investment income	$3,411	$1,085
Net realized gain on investments	48,544	19,302
Net change in unrealized appreciation (depreciation) on investments	(16,774)	11,205
Net increase in net assets resulting from operations	35,181	31,592

DISTRIBUTIONS TO SHAREHOLDERS:	—	(1,333)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	—	502,600

TOTAL INCREASE IN NET ASSETS	35,181	532,859

NET ASSETS:
Beginning of period	532,859	—
End of period	$568,040	$532,859

(1)	Commencement date of the Fund was June 15, 2022.
(2)	A summary of capital share transactions is as follows:

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Period Ended March 31, 2023
	Shares	Amount	Shares	Amount
SHARE TRANSACTIONS:
Issued	—	$—	20,000	$502,600
Redeemed	—	—	—	—
Net increase in shares outstanding	—	$—	20,000	$502,600

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Financial Highlights

For a Fund share outstanding throughout the periods.

	For the Six
	Months Ended	For the
	September 30, 2023	Period Ended
	(Unaudited)	March 31, 2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$26.64	$25.13

INVESTMENT OPERATIONS:
Net investment gain(2)	0.17	0.06
Net realized and unrealized gain on investments	1.59	1.52
Total from investment operations	1.76	1.58

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)
Total distributions paid	—	(0.07)

Net Asset Value, end of period	$28.40	$26.64

TOTAL RETURN, AT NAV(3)	6.60%	6.29%
TOTAL RETURN, AT MARKET(3)	6.74%	6.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$568	$533

Ratio of expenses to average net assets(4)	1.00%	1.00%
Ratio of net investment income to average net assets(4)	1.23%	0.27%
Portfolio turnover rate(3)(6)	1,046%	1,617	%(5)

(1)	The Fund commenced investment operations on June 15, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations of the Fund.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited)
September 30, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) is an actively-managed, exchange-traded fund (“ETF”) that pursues its investment objective by investing primarily in the equity securities of U.S. listed companies. The Fund will also invest in the securities of other investment  companies, including other ETFs and mutual funds, that invest in equity securities. Under normal market conditions, the Fund’s portfolio will be composed of the equity securities of approximately 10 to 40 issuers. The Fund will typically trade portfolio securities before and after corporate events of U.S. listed companies. Types of corporate events may include earnings calls and similar announcements, other corporate events such as product announcements, mergers and acquisitions, regulatory events such as FDA announcements and industry and sector events that may have an impact on the value of the stock.

The Fund commenced operations on June 15, 2022. The Fund’s investment adviser, Optimize Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946, Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2023

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by Level within the fair value hierarchy as of September 30, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$474,560	$—	$—	$474,560
Exchange Traded Funds	81,375	—	—	81,375
Short-Term Investment	10,406	—	—	10,406
Total Investments in Securities	$566,341	$—	$—	$566,341

As of the period ended September 30, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

Refer to the Schedule of Investments for further information on the classification of investments.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2023

B. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

E. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the NYSE Arca, Inc. is closed for trading.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 1.00%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2023

outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended September 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2023

As of March 31, 2023, the Fund’s most recently completed fiscal year-end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments*	$551,539
Unrealized Appreciation	$11,205
Unrealized Depreciation	(595)
Net unrealized appreciation	10,610
Undistributed ordinary income	19,649
Undistributed long-term capital gains	—
Distributable earnings	19,649
Other accumulated gain/(loss)	—
Total distributable earnings	$30,259

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

Distributions to Shareholders – The Fund intends to pay dividends from net investment income annually and to distribute all net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The tax character of distributions paid for the period ended March 31, 2023 were as follows:

Ordinary Income	Total Distributions Paid
$1,333	$1,333
The tax character of distributions paid for the period ended September 30, 2023 were as follows:

Ordinary Income	Total Distributions Paid
$ —	$ —

5.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the NYSE, Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2023

qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offer one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government Securities	$—	$—	$—	$—
Other Securities	$5,637,968	$5,639,527	$—	$—

7.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

8.  SUBSEQUENT EVENTS

As of November 20, 2023, Cullen Small no longer serves as Vice President, Treasurer, and Principal Financial Officer of the Trust. As of November 20, 2023, Douglas Schafer has replaced Mr. Small as Vice President, Treasurer, and Principal Financial Officer of the Trust. These changes were approved by the Board on October 26, 2023.

As of October 26, 2023, Leone Logan was approved as an Assistant Treasurer of the Trust. This change was approved by the Board on October 26, 2023.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”), Optimize Advisors LLC (“Optimize”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Optimize to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Optimize provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Optimize included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Optimize, including Optimize’s portfolio manager and other personnel, and the investment practices and techniques used by Optimize in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Optimize and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of Optimize; (v) the cost of the services provided and Optimize’s profitability with respect to managing the Fund; (v) the extent to which any economies of scale realized by Optimize in connection with its services to the Fund are shared with Fund shareholders; and (v) other ancillary or “fall-out” benefits Optimize and/or its affiliates, if any, may receive based on Optimize’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Optimize in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Optimize furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Optimize, Optimize’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and Optimize. The Board also considered the presentation by representatives of Optimize received at the Meeting.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with Optimize in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Optimize, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited) – Continued

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Optimize under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about Optimize’s investment process and investment strategy for the Fund, Optimize’s approach to security selection, Optimize’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Optimize’s trade execution capabilities and experience. The Board noted that Optimize had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Optimize, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Optimize’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Optimize’s compliance program. The Board also considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that may be realized from such a structure. The Board also considered the resources committed by Optimize to support the on-going operations of the Fund. The Board also considered the entrepreneurial and other risks assumed by Optimize in connection with the services provided to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that Optimize is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the S&P 500 Index, noting the Fund underperformed the index for the year-to-date, one-year and since-inception periods. Additionally, at the Board’s request, Optimize identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Optimize’s analysis of the Fund’s performance for these time periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Optimize for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”) of peer funds compiled by Broadridge Financial Solutions, Inc., an independent provider of investment company data, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited) – Continued

The Board noted that Optimize reported that it does not manage any other accounts or funds with investment strategies similar to those utilized for the Fund.

The Board also took into consideration the Fund’s “unified fee” structure, under which Optimize would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, Optimize would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board considered the Fund’s net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted that the Fund’s net expense ratio was higher than both the average and median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board determined that the Management Fee Rate was reasonable in light of the services expected covered by the Advisory Agreement and that the overall expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Optimize’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the since-inception period ended March 31, 2023. The Board observed that Optimize had not made a profit from its advisory relationship with the Fund for the period ended March 31, 2023. The Board received and considered a description of the expense allocation methodology used by Optimize in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered Optimize’s financial resources and information regarding Optimize’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board considered that the amount and structure of the Fund’s unified fee reflects a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit Optimize due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would continue to monitor any future growth in the Fund’s assets and consider economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Optimize and/or its affiliates, if any, as a result of Optimize’s relationship with the Fund. Ancillary benefits could include, among others,

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited) – Continued

benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Optimize confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in Optimize’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Optimize, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Optimize and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

Optimize AI Smart Sentiment Event-Driven ETF

Additional Information (Unaudited)
September 30, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at https://www.sec.gov/. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended September 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at https://www.sec.gov/.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at https://smartsentimentetfs.com/oaie.

Optimize AI Smart Sentiment Event-Driven ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

With respect to the Fund, issues and redemptions of its shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 25,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Fund's distributor, and that has been accepted by the Fund's transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Fund does not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently is not required by Regulation S-P to deliver a notice of the Fund's privacy policy to any ETF shareholders.

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INVESTMENT ADVISER
Optimize Advisors, LLC
112 West 34th Street, 18th Floor
New York, NY 10120

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The members of the audit committee, all Independent Trustees, are as follows: Koji Felton, Debra McGinty-Poteet and Daniel B. Willey.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)         /s/Ryan Roell
Ryan Roell, President

Date    12/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/Ryan Roell
Ryan Roell, President

Date    12/7/2023

By (Signature and Title)         /s/Douglas Schafer
Douglas Schafer, Treasurer

Date    12/7/2023